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                                                                    EXHIBIT 99.2


FORM OF CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE





     I, John Puisis, the chief financial officer of Third Wave Technologies, Inc. (the "Company"), certify that (i) the Company's Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and (ii) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Third Wave Technologies, Inc.



                                                         /s/ John Puisis
                                                         -----------------------
                                                         John Puisis
                                                         August 14, 2002